Exhibit 10.x

Adopted by the Cinergy Corp.
Benefits Committee on October 10, 2003

AMENDMENT TO THE
CINERGY CORP. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

The Cinergy Corp. Supplemental Executive Retirement Plan, as amended and restated effective as of January 1, 1999, as amended from time to time (the “Plan”), is hereby amended effective as of January 1, 2003.

(1)                                 Explanation of Amendment

The Plan is amended to clarify the relationship between the Plan, the Cinergy Corp. Non-Union Employees’ Pension Plan and the Cinergy Corp. Excess Pension Plan in light of the Retirement Choice program and to ensure that benefits under the Plan are not payable in the form of a single sum (other than under the “small benefits” and “change in control” provisions).  The Plan is also amended to make certain non-substantive changes.

(2)                                 Amendment

(a)                                  The first paragraph of Section 3.3 of the Plan is hereby amended by deleting the phrase “under Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan,” where it appears therein and substituting therefor the phrase “under Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan based in each case on the formula for a participant who is not a Cash Balance Participant (as defined under Cinergy’s Pension Plan),”

(b)                                 Section 3.3 of the Plan is hereby amended by deleting the word “and” from the end of paragraph (a) thereof, by re-lettering paragraph (b) thereof as paragraph (c) and by adding a new paragraph (b) to provide as follows:

“(b)                           for a Participant who is classified as a “Cash Balance Participant” under Cinergy’s Pension Plan, 100 percent of the annual amount of pension that is payable to the Participant as a straight-life annuity for the Participant commencing as of the Participant’s age (not less than Age 62) on the date of the commencement of benefits on the Participant’s behalf under Cinergy’s Pension Plan, where such pension is the Actuarial Equivalent (calculated on the basis of the conversion factors used in Cinergy’s Pension Plan to convert a cash balance account to an annuity) of the aggregate account balance that the Participant would have had under the Cinergy Corp. Non-Union Employees’ 401(k) Plan and the Cinergy Corp. Excess Profit Sharing Plan (the “DC Plans”) based on the following assumptions (collectively, the “DC Plan Assumptions”):  (i) Cinergy is deemed to have contributed, during the period over which the Participant was entitled to receive profit sharing contributions to his account under the DC Plans, profit sharing contributions at the “target level,” (ii) Interest Credits (as defined under Cinergy’s Pension Plan) are deemed to have been credited to the Participant’s accounts under the DC Plans, in lieu of any other earnings, at the time, in the manner and as if each such account had been a Cash Balance Account (as defined under Cinergy’s Pension Plan) and (iii) no other amounts are credited to the Participant’s accounts under the DC Plans; and”

(c)                                  Section 4.3 of the Plan is hereby amended by deleting the word “and” from the end of paragraph (c) thereof, by re-lettering paragraph (d) thereof as paragraph (e) and by adding a new paragraph (d) to provide as follows:

“(d)                           for a Participant who is classified as a “Cash Balance Participant” under Cinergy’s Pension Plan, 100 percent of the annual amount of pension that is payable to the Participant as a straight-life annuity for the Participant commencing as of the Participant’s age (not less than Age 62) on the date of the commencement of benefits on the Participant’s behalf under Cinergy’s Pension Plan, where such pension is the Actuarial Equivalent (calculated on the basis of the conversion factors used in Cinergy’s Pension Plan to convert a cash balance account to an annuity) of the aggregate account balance that the Participant would have had under the DC Plans based on the DC Plan Assumptions; and”

(d)                                 The second sentence of Section 4.4(b) of the Plan is hereby amended to provide as follows:

“If the Employee elects under Cinergy’s Pension Plan to have the benefit begin before Age 62, the amount of the Employee’s Nonforfeitable annual pension under Section 4.3 will be multiplied by the appropriate early payment factor, if any, that is applicable (to a participant in Cinergy’s Pension Plan who is not classified as a “Cash Balance Participant” under Cinergy’s Pension Plan) under Section 4.4 of Cinergy’s Pension Plan (General Method of Computing Annual Pension for Retirement at Early Retirement Date).”

(e)                                  The first paragraph of Section 5.3(a) of the Plan is hereby amended by deleting the phrase “under Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan,” where it appears therein and substituting therefor the phrase “under Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan based in each case on the formula for a participant who is not a Cash Balance Participant (as defined under Cinergy’s Pension Plan),”

(f)                                    Section 5.3(a) of the Plan is hereby amended by deleting the word “and” from the end of paragraph (1) thereof, by re-numbering paragraph (2) thereof as paragraph (3) and by adding a new paragraph (2) to provide as follows:

“(2)                            for a Participant who is classified as a “Cash Balance Participant” under Cinergy’s Pension Plan, 100 percent of the annual amount of pension that is payable to the Participant as a straight-life annuity for the Participant commencing as of the Participant’s Age 62, where such pension is the Actuarial Equivalent (calculated on the basis of the conversion factors used in Cinergy’s Pension Plan to convert a cash balance account to an annuity) of the aggregate account balance that the Participant would have had under the DC Plans based on the DC Plan Assumptions; and”

(g)                                 Section 5.3(b) of the Plan is hereby amended by deleting the phrase “on any date on or after his 50th birthday and before he reaches Age 62” where it appears therein and substituting therefor the phrase “on a date before he reaches Age 62”.

(h)                                 Section 5.4(a) of the Plan is amended by deleting the word “and” from the end of paragraph (3), re-numbering paragraph (4) as paragraph (5) and by adding a new paragraph (4) to provide as follows:

“(4)                            for a Participant who is classified as a “Cash Balance Participant” under Cinergy’s Pension Plan, 100 percent of the annual amount of pension that is payable to the Participant as a straight-life annuity for the Participant commencing as of the Participant’s Age 62, where such pension is the Actuarial Equivalent (calculated on the basis of the conversion factors used in Cinergy’s Pension Plan to convert a cash balance account to an annuity) of the aggregate account balance that the Participant would have had under the DC Plans based on the DC Plan Assumptions; and”

(i)                                     The first sentence of Section 5.4(b) of the Plan is amended to provide as follows:

“A disabled Participant may elect under Cinergy’s Pension Plan to begin receiving his pension on a date before he reaches Age 62.”

(j)                                     The first sentence of Section 6.1 of the Plan is hereby amended by deleting the phrase “terminated before the Participant reached age 50,” where it appears therein and substituting therefor the phrase “had terminated prior to the date of his death,”

(k)                                  Section 6.1(a) of the Plan is hereby amended in its entirety to read as follows:

“(a)                            If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who had reached age 50, the Spouse’s Benefit will be equal to the annual amount of pension that would have been payable to the Spouse under the provisions of Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan based in each case on the formula for a participant who is not a Cash Balance Participant (as defined under Cinergy’s Pension Plan), as in effect on the date of the Participant’s death, if the Participant’s years of “participation” as defined under Cinergy’s Pension Plan were equal to the Participant’s years of Participation under this Plan, reduced by:

(1)                                  100 percent of the annual death benefit actually payable to the Participant’s Spouse under Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan (or would have been payable to the Participant’s Spouse if the Participant’s Spouse were the Participant’s Beneficiary under Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan), as in effect on the date of the Participant’s death;

(2)                                  for a Participant who is classified as a “Cash Balance Participant” under Cinergy’s Pension Plan, 100 percent of the annual amount of pension that is payable to the Participant’s Spouse as a straight-life annuity for the Spouse commencing as of the date of the Participant’s death, where such pension is the Actuarial Equivalent (calculated on the basis of the conversion factors used in Cinergy’s Pension Plan to convert a cash balance account to an annuity) of the aggregate account balance that the Participant would have had under the DC Plans based on the DC Plan Assumptions; and

(3)                                  50 percent of the Participant’s Reduced Primary Social Security Benefit, calculated as of the date of the Participant’s death.”

(l)                                     Section 6.1(c) of the Plan is hereby amended in its entirety to read as follows:

“(c)                            If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who, in either case, had not reached age 50, the annual amount of the Spouse’s Benefit under Subsection (a) will be calculated in the manner prescribed by Subsection 6.1(c) of Cinergy’s Pension Plan (Determination of Spouse’s Benefit), with the reductions prescribed in Subsection (a)(1)-(3) (calculated as if the Participant had survived until age 50 and died at such time) and the early payment factor prescribed by Subsection 6.1(c) of Cinergy’s Pension Plan (Determination of Spouse’s Benefit).”

(m)                               The first sentence of Section 6.2 of the Plan is hereby amended by deleting the phrase “terminated before the Participant reached age 50, and whose pension had not yet begun” where it appears therein and substituting therefor the phrase “had terminated prior to the date of his death, and whose pension under the Plan had not yet begun.”

(n)                                 Section 6.2(a)(3) and 6.2(a)(4) of the Plan are hereby amended in their entirety to read as follows:

“(3)                            100 percent of the annual death benefit actually payable to the Participant’s Spouse under Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan (or would have been payable to the Participant’s Spouse if the Participant’s Spouse were the Participant’s Beneficiary under Cinergy’s Pension Plan and Cinergy’s Excess Pension Plan), as in effect on the date of the Participant’s death;

(4)                                  for a Participant who is classified as a “Cash Balance Participant” under Cinergy’s Pension Plan, 100 percent of the annual amount of pension that is payable to the Participant’s Spouse as a straight-life annuity for the Spouse commencing as of the date of the Participant’s death, where such pension is the Actuarial Equivalent (calculated on the basis of the conversion factors used in Cinergy’s Pension Plan to convert a cash balance account to an annuity) of the aggregate account balance that the Participant would have had under the DC Plans based on the DC Plan Assumptions; and

(5)                                  50 percent of the Participant’s Reduced Primary Social Security Benefit, calculated as of the date of the Participant’s death.”

(o)                                 Section 6.2(c) of the Plan is hereby amended in its entirety to read as follows:

“(c)                            If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who, in either case, had not reached age 50, the annual amount of the Spouse’s Benefit under Subsection (a) will be calculated in the manner prescribed by Subsection 6.1(c) of Cinergy’s Pension Plan (Determination of Spouse’s Benefit), with the reductions prescribed in Subsection (a)(3)-(5) (calculated as if the Participant had survived until age 50 and died at such time) and the early payment factor prescribed by Subsection 6.1(c) of Cinergy’s Pension Plan (Determination of Spouse’s Benefit).”

(p)                                 Article 7 of the Plan is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, the following shall apply:

(a)                                  Except as otherwise provided in Sections 8.3 and 8.6, no amount shall be payable under the Plan in the form of a single lump sum cash payment.

(b)                                 In the event that a Participant who is classified as a “Cash Balance Participant” under Cinergy’s Pension Plan elects to receive his benefits thereunder in the form of a single lump sum cash payment, such Participant’s benefits under the Plan shall be payable in the applicable normal form of pension specified in Section 7.1 of Cinergy’s Pension Plan.”

(q)                                 Sections 8.6(e)(I) and 8.6(e)(II) of the Plan are hereby amended in their entirety to read as follows:

“(I)                              The form of payment for each of the Selected Participant’s retirement benefits under the Plan, Cinergy’s Pension Plan, Cinergy’s Excess Pension Plan and the aggregate account balance that the Selected Participant would have had under the DC Plans based on the DC Plan Assumptions shall be a single life annuity;

(II)                                The commencement date for each of the Selected Participant’s retirement benefits under the Plan, Cinergy’s Pension Plan, Cinergy’s Excess Pension Plan and the DC Plans shall be the first day of the calendar month coincident with or next following the later of his Severance from Service Date or his 50th birthday; and”

(r)                                    The last sentence of Article 11 of the Plan is hereby deleted in its entirety.

IN WITNESS WHEREOF, Cinergy Corp. has caused this Amendment to be executed and approved by its duly authorized officer effective as of the date set forth herein.

By:	/s/ Timothy J. Verhagen

Timothy J. Verhagen
Vice President of Human Resources